                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  October 6, 1995
                                                         ---------------



                             BANPONCE CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    COMMONWEALTH OF PUERTO RICO         NO. 0-13818          NO. 66-0416582
  -----------------------------         -----------        -------------------
  (State or other jurisdiction          (Commission          (IRS Employer
        of incorporation)               File Number)       Identification No.)


      209 MUNOZ RIVERA AVENUE
       HATO REY, PUERTO RICO                                     00918
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (809) 765-9800
                                                    --------------



        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.      Other Events

        On October 6, 1995, BanPonce Corporation (the "Corporation") announced by way of a news release, its operational results for the quarter and nine-month period ended September 30, 1995. A copy of the Corporation's release, dated October 6, 1995, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.





Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        99(a) News release, dated October 6, 1995, announcing the Corporation and subsidiaries earnings for the quarter and nine-month period ended September 30, 1995.

                                  SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             BANPONCE CORPORATION
                                                 (Registrant)





Date:  October 9, 1995              By:    /S/ Amilcar L. Jordan, Esq.
                                       ----------------------------------
                                    Name:  Amilcar L. Jordan, Esq.
                                    Title: Senior Vice President and Comptroller

                                Exhibit Index
                                -------------


Exhibit Number                  Description
--------------                  -----------

99(a)                           News release, dated October 6, 1995